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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 19, 2000

                              U.S. CAN CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-13678                 06-1094196
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

         900 Commerce Drive
         Oak Brook, Illinois                                       60523
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (630) 571-2500

                                 Not Applicable
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         (Former name or former address, if changed since last report)



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     Item 5. OTHER EVENTS.

     U.S. Can Corporation, a Delaware corporation (the "Company"), and Pac Packaging Acquisition Corporation, a Delaware corporation ("Pac"), have entered into an Agreement and Plan of Merger dated as of June 1, 2000 (the "Merger Agreement") to effect a recapitalization of the Company in which Pac will be merged with and into the Company (the "Merger"). Pac is a newly formed corporation organized by Paul W. Jones, Chairman and Chief Executive Officer of the Company, John L. Workman, Chief Financial Officer of the Company, and Berkshire Partners LLC, the Boston-based private equity firm. Pursuant to the terms and subject to the conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company ("Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive $20.00 in cash, except for certain shares of Common Stock held by senior management of the Company, Salomon Smith Barney Inc., affiliates of Company directors Ricardo Poma and Francisco A. Soler, and other designated stockholders (the "Rollover Stockholders") which will be converted into the right to receive capital stock of the surviving corporation pursuant to the terms of the Merger Agreement.

     On June 28, 2000, the Company and Pac executed an amendment to the Merger Agreement (the "Merger Agreement Amendment") which definitively established the Rollover Stockholders and amended the Company's disclosure schedule.

     In connection with the Merger, the Board of Directors of the Company approved an amendment dated June 1, 2000 to its Amended and Restated Rights Agreement, dated as of October 19, 1995, by and between the Company and Harris Trust and Savings Bank, as rights agent (as amended, the "Rights Agreement"). On June 19, 2000, the Board of Directors of the Company approved a further amendment to the Rights Agreement (the "Rights Agreement Amendment") which modified the terms of the June 1, 2000 amendment.

     The preceding is qualified in its entirety by reference to the Merger Agreement, the Merger Agreement Amendment and the Rights Agreement Amendment, copies of which are attached hereto as Exhibits 2.1, 2.2 and 10 respectively, and which are incorporated herein by reference.

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Item 7. EXHIBITS

2.1 Agreement and Plan of Merger, dated as of June 1, 2000, by and between the Company and Pac Packaging Acquisition Corporation (filed as Exhibit 2 to the Company's Current Report on Form 8-K, dated June 15, 2000 and incorporated by reference herein).

2.2 First Amendment to Agreement and Plan of Merger, dated as of June 28, 2000, by and between the Company and Pac Packaging Acquisition Corporation.

10 Amendment No. 2 to Amended and Restated Rights Agreement, dated as of June 19, 2000, by and between the Company and Harris Trust and Savings Bank, as Rights Agent.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 30, 2000                  U.S. CAN CORPORATION


                                       By: /s/ PAUL W. JONES
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                                           Paul W. Jones
                                           Chairman of the Board, President
                                           and Chief Executive Officer

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